UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                  ________________________

                          Form 8-K


                       CURRENT REPORT

           PURSUANT TO SECTION 13 or 15(d) OF THE
               SECURITIES EXCHANGE ACT of 1934



        Date of Report  (Date of earliest event reported):
                      December 4, 1996


                    Coltec Industries Inc
   (Exact name of registrant as specified in its charter)


      Pennsylvania                                    1-7568
                         13-1846375
 (State or other juris-                         (Commission
                      (I.R.S. Employer
 diction of incorporation)                     File Number)
                     Identification No.)


   3 Colisuem Centre, 2550 West Tyvola Road, Charlotte, North
Carolina               28217
     (Address of principal executive offices)
(Zip Code)


     Registrant's telephone number, including area code:
(704) 423-7000

Item 5.             Other Events.

On December 4, 1996, the Registrant issued a press release announcing that consents from the holders of more than a majority in principal amount of its 9 3/4% Senior Notes due 1999, its 9 3/4% Senior Notes due 2000 and its
10 l/4% Senior Subordinated Notes due 2002 to certain amendments to the Indentures relating to each series of such Notes were received on or before December 4, 1996 and not revoked.
Consents to these amendments were solicited by Coltec pursuant to its Offer to Purchase and Consent Solicitation Statement dated November 20, 1996.
As a result, the Consent Date (as defined in the Offer to Purchase and Consent Solicitation Statement) with respect to each series of Notes will be 12:00 midnight, New York City time, on December 5, 1996. A copy of the Registrant's press release is attached hereto as an exhibit and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.  Press release, dated December 4, 1996, announcing
that consents from the holders of            more than a
majority in principal amount of its 9 3/4% Senior Notes due
1999, its
               9 3/4% Senior Notes due 2000 and its 10 l/4%
Senior Subordinated Notes due 2002 to             certain
amendments to the Indentures relating to each series of such
Notes were received                on or before December 4, 1996
and not revoked.  Consents to these amendments were
solicited by Coltec pursuant to its Offer to Purchase and
Consent Solicitation Statement               dated November 20,
1996. As a result, the Consent Date (as defined in the Offer to Purchase and Consent Solicitation Statement) with respect to
each series of Notes will               be 12:00 midnight, New
York City time, on December 5, 1996.

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Coltec Industries Inc

Registrant




/s/ Robert J. Tubbs
Date:  December 9, 1996                      By:  Name:  Robert
J. Tubbs
                                   Title:    Senior Vice
President

Exhibit 99



    COLTEC RECEIVES MAJORITY OF CONSENTS IN TENDER OFFER

Charlotte, NC, December 4, 1996 -- Coltec Industries Inc announced today that, as of 4 p.m., consents from the holders of more than a majority in principal amount of its 9 3/4% Senior Notes due 1999, its 9 3/4% Senior Notes due 2000 and its 10 l/4% Senior Subordinated Notes due 2002 to certain amendments to the Indentures relating to each series of such Notes were received on or before December 4, 1996 and not revoked. Consents to these amendments were solicited by Coltec pursuant to its Offer to Purchase and Consent Solicitation Statement dated November 20, 1996.

As a result, the Consent Date (as defined in the Offer to Purchase and Consent Solicitation Statement) with respect to each series of Notes will be 12:00 midnight, New York City time, on December 5, 1996. Holders of Notes who wish to receive the applicable Consent Payment upon consummation of the tender offer must tender their Notes and related Consents to The Bank of New York, as Depositary, at or prior to 12:00 midnight, New York City time, on December 5, 1996.

The tender offer will expire at 12:00 midnight, New York City time, on December 18, 1996, unless extended. Consummation of the offer, and payment of the applicable Tender Offer Consideration and Consent Payments, is subject to satisfaction of various conditions, including an amendment to the Company's existing credit facility or the replacement of such credit facility.

Lehman Brothers Inc. and NationsBanc Capital Markets, Inc. are dealer managers for the tender offer and consent solicitation, and D. F. King & Co., Inc. is the information agent.

Coltec Industries is a diversified manufacturing company serving primarily aerospace and general industrial markets.